                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                           ------------------------


                                  FORM 8-K/A

                                AMENDMENT NO. 1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):    October 30, 1998
                                                          ----------------

                           THE INTERCEPT GROUP, INC.
                           -------------------------
                           (Exact Name of Registrant
                         as Specified in its Charter)



 Georgia                       01-14213                 58-2237359
-----------------             -----------            ------------------
(State or Other                (Commission            (I.R.S. Employer
Jurisdiction of                File Number)           Identification No.)
Incorporation)





3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia            30071
------------------------------------------------------            ------
     (Address of Principal Executive Offices)                   (Zip Code)



      Registrant's telephone number, including area code:  (770) 248-9600
                                                           --------------



                                      N/A
                     ------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      The registrant hereby amends its report on Form 8-K filed on November 13, 1998 by deleting the text under Item 7 and replacing it with the following text.

(A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

      Included as Exhibit 99.2 hereto and incorporated herein by reference.

(B)   PRO FORMA FINANCIAL INFORMATION.

      Included as Exhibit 99.3 hereto and incorporated herein by reference.

(C)   EXHIBITS.

 2.1 Acquisition and Merger Agreement dated October 30, 1998 by and between ProVesa, Inc., IPA Acquisition Corporation, Item Processing of America, Inc. ("IPA") and certain shareholders of IPA.*

99.1  Press Release dated October 30, 1998.*

99.2 The following financial statements of IPA together with the report by BDO Seidman LLP for the periods stated therein:

      Balance Sheets as of December 31, 1997 and September 30, 1998 (unaudited).

      Statements of Income for the years ended December 31, 1996 and 1997 and the nine months ended September 30, 1997 and 1998 (unaudited).

      Statements of Stockholders' Equity for the years ended December 31, 1996 and 1997 and the nine months ended September 30, 1998 (unaudited).

      Statements of Cash Flows for the years ended December 31, 1996 and 1997 and the nine months ended September 30, 1997 and 1998 (unaudited).

      Notes to Financial Statements.

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99.3  The following unaudited pro forma condensed consolidated financial statements of InterCept and IPA:

      Pro Forma Balance Sheet as of September 30, 1998.

      Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997.

      Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1998.

      Notes to Pro Forma Condensed Consolidated Financial Information.

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*Previously filed with the registrant's Current Report on Form 8-K filed
 November 13, 1998.

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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE INTERCEPT GROUP, INC.



                                       By: /s/ Scott R. Meyerhoff
                                           -------------------------------------
                                           Scott R. Meyerhoff
                                           Chief Financial Officer

Dated:  January 13, 1998

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                                 EXHIBIT INDEX

Exhibit
-------

 2.1 Acquisition and Merger Agreement dated October 30, 1998 by and between ProVesa, Inc., IPA Acquisition Corporation, Item Processing of America, Inc. ("IPA") and certain shareholders of IPA.*

99.1   Press Release dated October 30, 1998.*

99.2 The following financial statements of IPA together with the report by BDO Seidman LLP for the periods stated therein:

       Balance Sheets as of December 31, 1997 and September 30, 1998
       (unaudited).

       Statements of Income for the years ended December 31, 1996 and 1997 and the nine months ended September 30, 1997 and 1998 (unaudited).

       Statements of Stockholders' Equity for the years ended December 31, 1996 and 1997 and the nine months ended September 30, 1998 (unaudited).

       Statements of Cash Flows for the years ended December 31, 1996 and 1997 and the nine months ended September 30, 1997 and 1998 (unaudited).

       Notes to Financial Statements.

99.3 The following unaudited pro forma condensed consolidated financial statements of InterCept and IPA:

       Pro Forma Balance Sheet as of September 30, 1998.

       Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997.

       Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1998.

       Notes to Pro Forma Condensed Consolidated Financial Information.

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*Previously filed with the registrant's Current Report on Form 8-K filed
 November 13, 1998.

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